Exhibit 99.1

BullFrog AI Announces Issuance of Australian Patent Protecting Novel Prodrugs of Mebendazole and Their Use in Treating Cancer

Issued patent provides protection for BF-223 and related compounds

Gaithersburg, MD – Date – BullFrog AI Holdings, Inc. (NASDAQ: BFRG; BFRGW) (“BullFrog AI” or the “Company”), a technology-enabled drug development company using artificial intelligence (AI) and machine learning to enable the successful development of pharmaceuticals and biologics, today announced that the Australian Patent Office has issued Patent No. 2019216757 protecting the Company’s novel prodrugs derived from mebendazole and their use in treating cancers and other diseases. This follows the July 2023 announcement of the issuance of U.S. Patent No. 11,712,435 for this invention (link), with issuance of patents expected in additional territories in the future.

The patented compounds exhibit improved solubility and oral bioavailability relative to the parent drug, thereby addressing a key difficulty associated with the potential use of mebendazole for oncology indications, and include BF-223, a key asset in the Company’s pipeline of in-licensed drugs. The Company previously announced positive results from a preclinical study demonstrating that BF-223 has anticancer activity in an animal model for glioblastoma (link).

“This patent grant further strengthens intellectual property protection of this key asset in our pipeline,” said Vin Singh, founder and CEO of BullFrog AI. “Mebendazole has shown promise in treating various types of cancer, and the results of our preclinical study evaluating BF-223 in an animal model of glioblastoma support our thesis that prodrugs of mebendazole may provide enhanced therapeutic potential, thereby improving the likelihood of clinical success. We look forward to working with strategic partners to monetize this promising asset for the treatment of glioblastoma and other oncology indications.”

About BullFrog AI

BullFrog AI is a technology-enabled drug development company using AI and machine learning to enable the successful development of pharmaceuticals and biologics. Through its collaborations with leading research institutions, BullFrog AI is at the forefront of AI-driven drug development using its proprietary bfLEAP™ artificial intelligence platform to create and analyze networks of biological, clinical, and real-world data spanning from early discovery to late-stage clinical trials. BullFrog AI is deploying bfLEAP™ for use at several critical stages of development with the intention of streamlining data analytics in therapeutics development, decreasing the overall development costs by decreasing failure rates for new therapeutics.

For more information visit BullFrog AI at:

Website: https://bullfrogai.com

LinkedIn: https://www.linkedin.com/company/bullfrogai/

Safe Harbor Statement

This press release contains forward-looking statements. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Contact:

Investors

Dave Gentry

RedChip Companies, Inc.

BFRG@redchip.com
800-733-2447

SOURCE: BullFrog AI Holdings, Inc.